Exhibit 99.1

NAREIT Institutional Investor Conference

June 2005

Forward-Looking Statements

Certain information disclosed in this presentation constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Such forward-looking statements may include projections relating to our cash flow, development opportunities, dividends, anticipated returns on real estate development and opportunities to acquire additional communities. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks have been enumerated in the Company’s past SEC filings, including in the “Risk Factors” section included within the Company’s Post Effective Amendment Number 1 to Registration Statement on Form S-3, filed with the SEC on January 6, 2005, and in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. The Company may change its intention, belief or expectation, at any time and without notice, based upon any changes in such factors, in the Company’s assumptions or otherwise. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Why ANL Today?

Both a value and a growth company

- Visibility of organic growth over 3-5 year horizon

Demographic focus on 55+

Growth through internal build-out; plus future acquisition strategy

Focus on active adult market – rent securitized by high value homes and growth of customer base

High Quality Real Estate Locations:

- High barriers to entry

- Retirement areas

- Vacation/resort destinations

- Growth markets - migration

Manufactured Housing Today In ANL Portfolio

Community designs that value “residential appearance”:

- Curvilinear road patterns

- Larger lots/lower density

- Sidewalks and street lights

- Lots “with a view”

Quality homes

- Average sales price >$110,000

- 3 bedroom models

- Garages replacing carports

Quality Homes Made Affordable Through Manufacturing

Communities & Subdivisions – Not Trailer Parks

Savanna Club

Riverside Club

Amenitized Communities

Clubhouse focus

Golf courses

Marinas

Fitness/Social Center

Curvilinear streets

Landscaping

Quality homes provide visibility on quality of future residents

The Manufactured Housing Sector Model

Leasing land for residential use to tenants who have an investment in improvements to the land

Provides a form of common interest development while maintaining single family home format

Land lease community owners benefit from:

- Diversity of tenant base

- Lower recurring capital requirements as compared to other residential asset classes

- Lower tenant turnover as compared to other residential asset classes

The Manufactured Housing Sector

Consists of five public REITs, four have been public for more than one year

Total sector market cap - $2.7B; Total sector enterprise value - $6.8B

Sector median dividend yield – 6.05%; ANL dividend yield – 4.32%

Sector Median

ANL

Multifamily Sector Median

Total Return:

One Year

0.04%

19.2%

10.3%

Three Years

48.4%

102.3%

37.4%

Five Years

139.6%

202.3%

118.1%

Price to FFO – 2005E

14.0x

13.9x

14.0x

FFO payout 2005E

74.6%

59.9%

84.4%

The Basics [Financial Data as of March 31, 2005]

UPREIT Market Cap=$192M

Enterprise Value = $378M

Average Daily Volume = 13,400

Price/FFO

- 13.9x 2005E

- 12.9x 2006E

Current yield = 4.32%

Occupancy = 95.2% of Operational Home Sites

Same Store NOI Growth

- 2002 = 9.3%

- 2003 = 11.1%

- 2004 = 11.3%

- 1Q05 = 11.8%

Same Site NOI Growth

- 2003 = 4.2%

- 2004 = 3.9%

- 1Q05 = 4.8%

AMERICAN LAND LEASE

Earnings

- FFO
  - 2002A = $1.21
  - 2003A = $1.45
  - 2004A = $1.50
  - 2005E = $1.45 - $1.75

- AFFO
  - 2002A = $1.12
  - 2003A = $1.33
  - 2004A = $1.37
  - 2005E = $1.32 to $1.61

- FFO Payout Ratio
  - 2002 = 82.6%
  - 2003 = 69.0%
  - 2004 = 66.7%
  - 1Q05 = 56.8%

- AFFO Payout Ratio
  - 2002 = 89.3%
  - 2003 = 75.2%
  - 2004 = 73.0%
  - 1Q05 = 61.0%

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The Basics [Financial Data as of March 31, 2005]

Total Return Results

Last 12 Months = 19.2%

Last 3 Years = 102.3%

Last 5 Years = 202.3%

Return Metrics

Return on Average Equity = 8.9%

Return on Invested Capital = 6.0%

Ownership

Institutional Ownership = 22.6%

Insider Ownership = 29.5%

Growth and Valuation

Projected 2005 FFO Growth = 11.3%

Price to 2005E FFO = 13.9x

Payout of 2005E FFO = 59.9%

Components of Capitalization

Components of Capitalization Asset Investors Operating Partnership

March 31, 2005

$5,375

$375,000

$20,461

$25,000

Line of Credit

$25,628

Floorplan

Preferred Equity

Variable Rate

$100,901

Mortgages

Dollars (000’s)

Fixed Rate

Equity

Per Share

Class

Percent

LOC

1.4%

$194,746

$ .66

Floor Plan

5.5%

$ 2.52

Variable Rate

6.9%

$ 3.15

Preferred Stock

6.7%

$ 2.97

Fixed Rate

27.0%

$12.41

Equity

52.5%

$23.14

Total

100.0%

$44.21

$-

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Strength Behind the Balance Sheet

Strong “same store” results from core operating properties

Beneficiary of “recession resistant” property class

Financing using primarily amortizing mortgages:

- NAV increase through principal reduction

- Minimize interest rate risk

Demographic support of asset class

Quality asset locations

Value & Growth Company

Value Company:

Sustaining community operations

Increasing NOI growth through rental increases and expense control

Tax efficient dividend yield

Quality Core portfolio

Growth Company:

Ability to grow the company 50% through internal assets

Demonstrated competency in land development and home sale operations

Maximize operating leverage gained through community expansion

Four Elements of the ANL Business

1. Land Lease Operations

2. Home Sales Operations

3. Land Development Operations

4. Investment Operations

Land Lease Fundamentals

Stable Cash Flow

- Primary investment is land

- Appreciating component of real estate

- Lower maintenance costs/turnover costs

- Vertical Improvement – owned by tenant

- Tenant/credit diversification

Improve operating results from property management business.

- Centralized financial control and uniform operating procedures.

- Localized property management decision-making and market knowledge.

Home Sales Operations

Basis of company’s current growth

Absorption is a primary focus

One company concept means ANL is in control and responsible for results from development through home purchase to on going property operations

Increasing results:

- Professional sales staff

- Improved home product

- Improved communities

Financing continues to be key element of home purchase

414

450

392

400

307

350

300

237

250

184

200

138

150

100

44

50

0

2003

2002

2001

2000

1999

1998

2004

Home Sales

Land Development

Turning land into income

Expanding communities where the value and quality is known

Creation of value and increased NAV through execution of development plans

Adding one high quality home community annually

Development as a core competency

Home Site Inventory

of Home SitesNumber

10,000 9,000 8,000 7,000 6,000 5,000 4,000 3,000 2,000 1,000 -

Portfolio Summary

3/2005

12/2004

12/2003 Period Ended

12/2002

12/2001

RV Sites Undeveloped Home Sites Developed Home Sites Operational Home Sites

1

Investment Operations

Current focus is on investment into development of currently held property assets

Additional focus has been on company restructuring – investment in future operating performance and expansion ability

Evaluate property financing and seek to use effectively to expand available funds

High quality properties available for sale are few and far between – even fewer at good prices

Continue to look towards discipline to “buy right”

Building NAV

Consistent NOI growth within stabilized communities

Increasing absorption through focused home sales efforts

Development of land assets

Scheduled maturities of long term debt

Accretive acquisition strategy

Disposition of under performing assets and deployment of capital to development and acquisition activities

Points of Contact

Bob Blatz

President and Chief Operating Officer

Shannon Smith

Chief Financial Officer

29399 US Hwy 19N, Ste 320

Clearwater, FL 33761

Phone: (727) 726-8868 – Bob ext 116/Shannon ext 124

Fax: (727) 726-6788

Email: robert.blatz@americanlandlease.com

shannon.smith@americanlandlease.com

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